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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of SINA.com. of our report dated November 12, 1999, except for Note 12, as to which the date is March 17, 2000, appearing in the Company's Registration Statement on Form-1 ( No. 333-11718).

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

San Jose, California
May 3, 2000